1 st Quarter 2012 Financial and Operating Results Exhibit 99.2 May 9, 2012

Special Note Regarding Forward-Looking Information
In addition to historical information, this presentation contains "forward-looking"
statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2012, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, changes in tax policy or accounting rules, fluctuations in foreign exchange rates, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this presentation. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

Q1 Summary
• Challenging market conditions
• Underlying client metrics solid
• Successfully managing expenses
• Continue to invest in growth areas - organically &
through acquisitions
– Product Diversity
– Revenue Diversity
– Asset Gathering

90.00
85.00
80.00
79.50
75.00
70.00
65.00
Average True Range 14
3.00
2.00
1.00
2008
2009
2010
2011
2012
#1429

GAIN CAPITAL

Challenging FX Trading Conditions 5 • FX markets under heavy consolidation, with a narrowing range • Volatility at lowest level since January 2008 US Dollar Index Chart

(1) EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation and amortization. A reconciliation of net income to EBITDA and EBITDA margin is available in the appendix to this presentation.
(2) Adjusted net income is a non-GAAP financial measure that represents our net income/(loss) excluding purchase intangible amortization. A reconciliation of net income to adjusted net income and adjusted net income margin is available in the appendix to this presentation.
(3) Reconciliation of EPS to adjusted EPS is available in the appendix to this presentation.
(4) Definitions for all our operating metrics are available in the appendix to this presentation.
1
st
Quarter 2012 Results Overview

• Financial Results
• Net Revenue: $33.2 million
• EBITDA
(1)
: $1.3 million
• Net Income: ($1.3) million
• Adjusted Net Income
(2)
: $0.1 million
• EPS (Diluted): ($0.04)
• Adjusted EPS (Diluted)
(3)
: $0.00
• Strong Balance Sheet
• $64 million of excess net capital as of March
31, 2012
• Operating Metrics
(4)
• Total trading volume up 66% to $853.1 billion
• Retail volume declined 4% to $385.1 billion
• Institutional volume increased to $468.0 billion from
$110.1 billion
• Client assets up 15% to $325.9 million as of
March 31, 2012
$38.2
$35.1
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2011 2012
Total Expenses
Comp & Benefits Marketing Trading Purchase Intangible Amort. All Other
$144.4
$99.0
$76.4
$132.4
$129.0
$107.1
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Retail Trading Revenue per Million
Retail Trading Revenue per Million (Quarterly)
Retail Trading Revenue per Million (Last Twelve Months)
All comparisons based on Q1 2011

Momentum in Retail Client Metrics
(1)

(1) Definitions for all our operating metrics are available in the appendix to this presentation.
• Client engagement remains strong
despite lackluster market conditions,
due to our focus on execution
quality, providing better tools, and
customer service.
• Client assets up            to
$326 million
•
34%
increase in average account
balance to $4,413
• Activity rate of funded accounts up
to
48%
• Average trade size remained stable
at  approximately
All comparisons based on Q1 2011
$283.0
$293.1
$286.4
$310.4
$325.9
$3,304
$3,739 $3,719
$4,059
$4,413
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Client Assets & Account Size
Client Assets (in millions) Average Account Size
43%
45%
48%
44%
48%
0%
10%
20%
30%
40%
50%
60%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Active Account Yield
15%
$43,000

Other Recent Developments
•
•
– Focused on delivering a differentiated trading experience, e.g. integrated community/social trading features, automated trading capabilities &
innovative analytical tools
– Launching with 200+ CFDs (indices, commodities, sectors & FX)
– Aggressive global rollout schedule for 2012
Management
•
– Strong industry background as COO of GFT Markets (1996-2012)
– Mandate is to ensure our product vision is strong across all business lines and aligned with the needs of our customers around the world

Signed new White-Label partners in Turkey and Mexico
New CFD trading experience on track for June launch
Muhammad Rasoul hired as Chief Product Officer
Retail

• ECN volume continues to ramp -
$468.0 billion in Q1, up 325%
year-over-year
– Innovative technology with multi-
lateral credit model gaining traction
with hedge funds, high frequency
traders, etc.
• Product expansion into
hydrocarbons
– Differentiated offering including
non-USD denominated contracts &
basket trading capabilities
• Fee-based revenue stream

$110.1
$97.4
$260.0
$386.4
$468.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
$500.0
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
GTX Volume (in billions)
Institutional – GTX

Financial Review

Q1 Financial Results

$5.0
$1.3
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2011 2012
EBITDA
(2)
EBITDA
$38.2
$35.1
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2011 2012
Total Expenses
Comp & Benefits Marketing Trading Purchase Intangible Amort. All Other
GAAP & Adjusted Net Income
(1)
Note: Dollars in millions.
(1) Reconciliation of net income to adjusted net income available in appendix.
(2) EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation and amortization. A reconciliation of net income to EBITDA is available in the appendix to this presentation.
$40.4
$33.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2011 2012
Net Revenue
$2.5
$0.1
$1.4
($1.3)
($1.5)
($1.0)
($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2011 2012
GAAP & Adjusted Net Income
Adjusted Net Income GAAP Net Income

Capital Allocation
• Quarterly Dividend
– $0.05 per share quarterly dividend approved
• Record Date: June 12, 2012
• Payment Date: June 21, 2012
• Share Buyback
– $5.0 million available for share buyback authorized by Board of
Directors

Closing remarks
• Strong brand helped maintain and improve client
metrics
• Continue to successfully manage expenses
• Investing to diversify product offerings and
revenue streams
• Strong balance sheet and cash position to fund
acquisitions and dividends

Appendix

In millions, except per share data
(Unaudited)
Three Months Ended March 31,
Revenue 2012 2011
Retail trading revenue 29.5 $         39.8 $
Institutional trading revenue 3.7 1.1
Total non-interest revenue 33.3 40.8
Interest revenue 0.1 0.1
Interest expense (0.2) (0.5)
Total net interest revenue/(expense) (0.1) (0.4)
Net Revenue
33.2 40.4
Expenses
Employee compensation and benefits 10.3 11.1
Selling and marketing 7.1 10.2
Trading expenses and commissions 8.7 7.2
Bank fees 0.8 1.0
Depreciation and amortization 1.1 0.9
Purchased intangible amortization 1.9 1.7
Communication and data processing 0.7 0.7
Occupancy and equipment 1.2 1.2
Bad debt provision/(recovery) - 0.5
Professional fees 0.8 0.8
Product development, software and maintenance 1.1 0.9
Other 1.4 2.0
Total
35.1 38.2
Income / (loss) before income tax expense
and equity in earnings of equity method
investment
(1.9) 2.2
Income tax expense / (benefit)
(0.6)
0.8
Net income/(loss)
(1.3) $          1.4 $
Earnings / (loss) per common share:
Basic
(0.04) $        0.04 $
Diluted
(0.04) $        0.04 $
Weighted averages common shares outanding used
in computing earnings per common share:
Basic
34,480,705 33,797,165
Diluted
34,480,705
38,888,775
Condensed Consolidated Statements of Operations
Other revenue 0.1
(0.1)

Consolidated Balance Sheet

In millions, except share data
(unaudited)
March 31, December 31,
2012 2011
ASSETS:
Cash and cash equivalents 351.4 $          370.7 $
Short Term Investments 0.1 0.1
Receivables from brokers 103.1 85.4
Property and equipment - net of accumulated depreciation 8.2 7.5
Prepaid Assets 10.0 9.9
Goodwill 3.1 3.1
Intangible assets, net 8.6 10.8
Other Assets 20.5 18.1
Total assets 505.0 $          505.6 $
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to brokers, dealers, FCM'S and other regulated entities 16.5 $            17.3 $
Payable to customers 309.4 293.1
Accrued compensation & benefits payable 1.1 4.9
Accrued expenses and other liabilities 12.4 14.9
Income tax payable 1.4 2.6
Notes payable - 7.9
Total liabilities 340.8 $          340.7 $
Common Stock - -
Accumulated other comprehensive income 0.8 0.3
Additional paid-in capital 81.4 79.6
Treasury stock, at cost (857,337 shares at March 31, 2012
and 850,121 shares at December 31, 2011) (5.1) (5.0)
Retained earnings 87.1 90.0
Total shareholders' equity 164.2 164.9
Total liabilities and shareholders’ equity 505.0 $          505.6 $
Shareholders’  Equity

Adjusted Net Income / Margin Reconciliation

Note: Dollars in millions, except per share data.
Three Months Ended March 31,
2012 2011
Net Revenue 33.2 $            40.4 $
Net income/(loss) (1.3) 1.4
Plus: Purchase intangible amortization (net of tax) 1.4 1.1
Adjusted Net Income 0.1 $             2.5 $
Adjusted Earnings per Share
Basic 0.00 $            0.07 $
Diluted 0.00 $            0.06 $
Net Income Margin % (3.9%) 3.5%
Adjusted Net Income Margin % 0.1% 6.2%

EBITDA / Margin Reconciliation

Note: Dollars in millions.
Three Months Ended March 31,
2012 2011
Net Revenue 33.2 $               40.4 $
Interest on Note Payable 0.2 0.2
Net Revenue (ex. Interest on Note) 33.4 $               40.5 $
Net income/(loss) (1.3) $               1.4 $
Plus: Depreciation & amortization 1.1 0.9
Plus: Purchase intangible amortization 1.9 1.7
Plus: Interest expense of note payable 0.2 0.2
Plus/(Less): Income tax expense/(benefit) (0.6) 0.8
EBITDA 1.3 $                5.0 $
EBITDA Margin % 3.9% 12.2%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
Three Months Ended March 31,
2012 2011
GAAP Earnings per Share (Diluted) (0.04) $          0.04 $
Plus: Purchase intangible amortization
(1)
0.04 0.02
Adjusted Earnings per Share (Diluted) 0.00 $            0.06 $

Q1 2012 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 18 for a reconciliation of GAAP net income to EBITDA.
(2) See page 17 for a reconciliation of GAAP net income to adjusted net income.
(2) See page 19 for a reconciliation of GAAP EPS to adjusted EPS.
3 Mos. Ended March 31, '12 v '11
2012 2011 % Change
Net Revenue $33.2 $40.4 (18%)
Interest Expense on Note Payable 0.2 0.2 (33%)
Net Revenue (ex. Interest on Note) $33.4 $40.5 (18%)
Operating Expenses 32.1 35.5 (10%)
EBITDA
(1)
$1.3 $5.0 (74%)
GAAP Net Income ($1.3) $1.4 (193%)
Adjusted Net Income
(2)
0.1 2.5 (96%)
GAAP EPS (Diluted) ($0.04) $0.04 (200%)
Adjusted EPS (Diluted)
(3)
0.00 0.06 (100%)
EBITDA Margin %
(1)
3.9% 12.2% (8 pts)
Net Income Margin % (3.9%) 3.5% (7 pts)
Adjusted Net Income Margin %
(2)
0.1% 6.2% (6 pts)

Q1 2012 Operating Metrics

Note: Dollars in millions, except retail trading revenue per million.
(1) Average calculated using excess  net  capital balance at  each month-end during the relevant  period.
1st Quarter '12 v '11
2012 2011 % Change
For Period Ending March 31,
Total Trading Volume (billions) $853.1 $512.5 66%
Retail 385.1 402.5 (4%)
Institutional 468.0 110.1 325%
Traded Retail Accounts (Period) 36,041 36,570 (1%)
Traded Retail Accounts (Last 12 Months) 62,725 66,115 (5%)
New Retail Accounts 6,872 8,910 (23%)
Trades 9,291,722 9,025,828 3%
Retail Trading Revenue per Million $76.4 $99.0 (23%)
Average Excess Net Capital
(1)
$65.1 $45.2 44%
As of March 31,
Funded Retail Accounts 73,844 85,698 (14%)
Client Assets $325.9 $283.0 15%

Q1 2012 Operating Metrics
(1)
(cont.)

Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending March 31.
(3) As of March 31.
Total Trading Volume
(2)
Funded Retail Accounts
(3)
Client Assets
(3)
Traded Retail Accounts (Last 12 Months)
(2)
$512.5
$853.1
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
2011 2012
Retail Institutional
66,115
62,725
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2011 2012
85,698
73,844
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2011 2012
$283.0
$325.9
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2011 2012

Monthly Operating Metrics
(1)

Note:  Dollars in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) As of period ended.
(3) For period ended.
(4) Excludes 1,650 accounts from GAIN Capital’s acquisition of dbFX.
Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Apr 2011 80,915           2,801 $239.2
May 2011 79,623           2,775
(4)
290.8
Jun 2011 78,379           2,428 293.1
Jul 2011 78,082           2,350 283.4
Aug 2011 77,140           2,886 303.7
Sep 2011 77,013           2,616 286.4
Oct 2011 76,496           2,372 311.8
Nov 2011 76,647           2,330 319.3
Dec 2011 76,485           2,195 310.4
Jan 2012 76,847           2,145 313.6
Feb 2012 75,904           2,371 320.2
Mar 2012 73,844           2,356 325.9

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.  Net deposits in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Volume Traded Retail
Quarter Retail Institutional Accts. (Period) Trades
Q2 11 $357.2 $97.4 36,868 9,363,640
Q3 11 447.9 260.0 36,927 10,949,800
Q4 11 366.4 386.4 34,019 9,852,951
Q1 12 385.1 468.0 36,041 9,291,722

Definition of Metrics
• Total Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Traded Retail Accounts
– Retail accounts who executed a transaction during a given period
• Funded Retail Accounts
– Retail accounts who maintain a cash balance
• Active Account Yield
– Represents the percentage of average funded retail accounts who executed a transaction during a given period
• Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
• New Retail Accounts
– The number of customer accounts that have initially opened and funded their accounts
• Net Deposits from Retail Customers
– Represents customers’ deposits less withdrawals for a given period
• Trades
– The number of transactions retail customers have completed for a given period
• Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S. dollar-equivalent trading volume
• Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

1 st Quarter 2012 Financial and Operating Results May 9, 2012